RiverSource®
Retirement Advisor Advantage Plus Variable Annuity
Retirement Advisor Select Plus Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuities
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 ameriprise.com/variableannuities
Service Center:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 ameriprise.com/variableannuities
Updating Summary Prospectus
May 1, 2025
The Prospectus for the RiverSource Retirement Advisor Advantage Plus (RAVA Advantage Plus) and RiverSource Retirement Advisor Select Plus (RAVA Select Plus) Variable Annuities (the Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Co. of New York (“RVS Life of NY”, “we”, “us” and “our”) is available and contains more information about the Contract, including its features, benefits and risks. You can find the current prospectus and other information about the Contract online at riversource.com/annuities. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 1

2 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Key Terms
These terms can help you understand details about your Contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your Contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Band 3 annuities: RAVA Advantage Plus and RAVA Select Plus contracts that are available for:
•
current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses (employees),
•
current or retired Ameriprise financial advisors and their spouses (advisors), or
•
individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).
Beneficiary: The person you designate to receive benefits in case of the owner’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your Contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your Contract and on each anniversary of the effective date.
Fixed account: Part of our general account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the “SEC”) in which the Subaccounts invest. May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the Contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the Contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all Contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Owner (you, your): A natural person or persons identified in the contract as owner(s) of the contract, (including a revocable trust) who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code
•
Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•
Plans under Section 401(k) of the Code

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 3

•
Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code
•
Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider to your contract when you purchase the MAV, 5-Year MAV, ROPP, Accumulation Benefit and/or Withdrawal Benefit. The rider adds the terms of the optional benefit to your contract.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Service Center: Our department that processes all transaction and service requests for the Contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Settlement date: The date when annuity payouts are scheduled to begin.
Special Dollar-Cost Averaging (Special DCA) account: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers. The Special DCA account may not be available at all times.
Surrender value: The amount you are entitled to receive if you make a full surrender from your Contract. It is the Contract value minus any applicable charges.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: RiverSource Variable Account 10, a Separate account established to hold Contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.

4 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Updated Information You Should Consider About the Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract.
UNDERLYING FUNDS
•
For Putnam VT Emerging Markets Equity Fund, Putnam VT Focused International Equity Fund, Putnam VT Global Health Care Fund, Putnam VT International Equity Fund, Putnam VT International Value Fund, Putnam VT Large Cap Growth Fund, Putnam VT Large Cap Value Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Sustainable Future Fund and Putnam VT Sustainable Leaders Fund:

Effective 7/15/2024, Franklin Advisers, Inc. (“Franklin Advisers”) is added to the list of sub-advisors pursuant to a new subadvisory agreement between Franklin Advisers and Putnam Management, LLC.
•
For Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund:

Effective 7/15/2024, Franklin Advisers, Inc. replaced Putnam Investment Management, LLC as the investment advisor of each fund.
•
Effective December 6, 2024, Morgan Stanley VIF Global Real Estate Portfolio and Morgan Stanley VIF U.S. Real Estate Portfolio have been liquidated.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 5

Important Information You Should Consider About the Contract
	FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
Each Contract provides for different surrender charge periods and percentages. In addition to the surrender charge, we may reverse the unamortized portion of the purchase payment credits upon payment of a lump sum death benefit when the date of death is within 12 months of when the purchase payment credit was applied.
RAVA Advantage Plus. You may select either a seven-year or ten-year surrender charge schedule at the time of application. If you select a seven-year surrender charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a surrender charge of up to 7% of the purchase payment withdrawn. If you elect a ten-year surrender charge schedule and you withdraw money during the first 10 years from date of each purchase payment, you may be assessed a surrender charge of up to 8% of the purchase payment withdrawn. For example, if you select a seven-year surrender charge schedule and make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment. If you select a ten-year surrender charge schedule and make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment.
RAVA Select Plus. If you withdraw money during the first 3 years from the contract date, you may be assessed a surrender charge of up to 7% of the purchase payment withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a
$100,000 investment.
Fee Table and Examples Charges– Surrender Charge
Transaction Charges	We do not assess any transaction charges.

6 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

	FEES AND EXPENSES			Location in Statutory Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Expenses – Product Charges Appendix A: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by Contract and tax qualification)	0.58%	1.23%
	Fund options (Funds fees and expenses)(2)	0.38%	2.44%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.10%	2.50%
(1) As a percentage of average daily contract value in the variable account. Includes the
Mortality and Expense Fee and contract administrative charge.
(2) As a percentage of fund assets.
(3) As a percentage of Contract Value. The Minimum is a percentage of average daily contract value in the Variable Account. The Maximum is a percentage of the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit).
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,440	Highest Annual Cost: $3,934
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals
•No purchase payment credits

	RISKS
Risk of Loss	You can lose money by investing in this Contract including loss of principal.			Principal Risks
Not a Short-Term Investment
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Contracts have surrender charges, which may reduce the value of your
Contract if you withdraw money during the surrender charge period.
Surrenders may also reduce or terminate contract guarantees.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
				Principal Risks Charges– Surrender Charge

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 7

	RISKS	Location in Statutory Prospectus
Risks Associated with Investment Options
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option (including under any Fixed Account investment options) has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks The Variable Account and the Funds The Fixed Account
Insurance Company Risks
An investment in the Contract is subject to the risks related to us. Any obligations (including under the Fixed Account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource
Life, including our financial strength ratings, is available by contacting us at
1-800-862-7919.
Principal Risks The General Account
RESTRICTIONS
Investments
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the settlement date, and once per contract year after the settlement date.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments
Optional Benefits
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full surrender.
•Certain optional benefits may limit subsequent purchase payments.
•Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.
Buying Your Contract —Purchase Payments Appendix A: Funds Available Under the Contract
TAXES
Tax Implications
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under
this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers

8 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

	CONFLICTS OF INTEREST	Location in Statutory Prospectus
Exchanges
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 9

Appendix A:Funds Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, you may not be able to invest in certain funds.  See table below, “Funds Available Under the Optional Benefits Offered Under the Contract".
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Dynamic Asset Allocation Portfolio (Class B)[1] AllianceBernstein L.P.	1.10%[2]	10.43%	3.15%	3.82%
Seeks long-term growth of capital.	AB VPS International Value Portfolio (Class B) AllianceBernstein L.P.	1.17%	4.81%	3.29%	3.00%
Seeks long-term growth of capital.	AB VPS Relative Value Portfolio (Class B) AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Seeks long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein L.P.	1.16%[2]	5.96%	8.77%	9.45%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00%[2]	15.05%	11.72%	10.78%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	18.70%	6.60%	8.65%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class III ALPS Advisors, Inc.	1.30%[2]	40.60%	14.15%	5.07%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited and BlackRock International Limited, sub-advisers.	1.02%[2]	9.01%	5.74%	5.33%

10 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.64%	19.61%	9.41%	8.41%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC, investment adviser; ClearBridge Investments, LLC, subadviser	0.80%	4.50%	5.39%	7.93%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) Columbia Management Investment Advisers, LLC	0.88%	14.43%	4.92%	9.28%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 2) Columbia Management Investment Advisers, LLC	1.00%[2]	7.09%	5.69%	8.94%
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 2) Columbia Management Investment Advisers, LLC	0.95%[2]	23.09%	9.62%	14.78%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Corporate Bond Fund (Class 3) (previously Columbia Variable Portfolio - Global Strategic Income Fund (Class 3)) Columbia Management Investment Advisers, LLC	0.60%[2]	3.25%	(0.69%)	0.73%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.80%	25.89%	8.28%	13.92%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3) Columbia Management Investment Advisers, LLC	0.86%[2]	15.28%	6.12%	8.75%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	1.00%[2]	6.13%	(0.70%)	0.46%

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 11

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 3) Columbia Management Investment Advisers, LLC	1.22%[2]	5.50%	(8.23%)	(0.89%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 3) Columbia Management Investment Advisers, LLC	0.49%[2]	4.84%	3.53%	2.16%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[2]	6.95%	2.29%	3.64%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 3) Columbia Management Investment Advisers, LLC	0.77%[2]	5.90%	1.97%	3.21%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 3) Columbia Management Investment Advisers, LLC	0.65%	1.85%	(3.60%)	0.08%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.85%	31.19%	8.74%	17.33%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%	24.54%	8.52%	14.07%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2) Columbia Management Investment Advisers, LLC	0.66%[2]	4.64%	1.48%	1.81%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.72%[2]	(4.39%)	(9.65%)	(3.58%)
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 3) Columbia Management Investment Advisers, LLC	0.92%	3.35%	0.55%	4.00%

12 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.82%	12.75%	5.17%	9.43%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[2]	23.52%	2.20%	10.94%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.95%[2]	12.41%	3.85%	9.71%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC	0.98%[2]	13.81%	3.08%	9.33%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3) Columbia Management Investment Advisers, LLC	0.59%	1.44%	(2.81%)	(0.95%)
The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Trust - Commodity Return Strategy Portfolio, Class 1 Credit Suisse Asset Management, LLC	1.05%[2]	4.83%	6.85%	1.12%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.75%[2]	(1.06%)	(5.36%)	(0.68%)
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.95%	9.77%	5.39%	10.72%

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 13

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class B3 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	1.26%	5.30%	3.97%	2.83%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Initial Class Eaton Vance Management	1.19%	7.68%	4.24%	3.92%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.81%	33.45%	16.74%	13.33%
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.74%	21.91%	13.10%	11.11%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.82%	17.18%	11.06%	8.94%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.98%	4.81%	5.50%	6.06%

14 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.89%	5.78%	2.54%	3.34%
Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Global Real Estate VIP Fund - Class 2 Franklin Templeton Institutional, LLC	1.25%[2]	(0.32%)	(0.30%)	2.30%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%[2]	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.90%[2]	11.71%	8.36%	8.17%
Seeks long-term capital appreciation.	Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.82%[2]	12.40%	9.85%	7.98%

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 15

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital and dividend income.	Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares Goldman Sachs Asset Management, L.P.	0.56%[2]	28.32%	14.15%	12.05%
Non-diversified fund that seeks capital growth.	Invesco V.I. American Franchise Fund, Series II Shares Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares[1] Invesco Advisers, Inc.	1.06%[2]	3.56%	2.51%	3.57%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund, Series II Shares Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares Invesco Advisers, Inc.	1.10%	23.92%	9.92%	11.29%
Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco V.I. Diversified Dividend Fund, Series I Shares Invesco Advisers, Inc.	0.68%	13.22%	7.64%	7.83%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series II Shares Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.18%[2]	3.02%	(0.43%)	1.28%
Seeks long-term growth of capital.	Invesco V.I. Health Care Fund, Series II Shares Invesco Advisers, Inc.	1.24%	3.87%	3.38%	5.13%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.97%	34.27%	14.65%	14.39%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Service Shares Janus Henderson Investors US LLC	0.87%	15.15%	8.06%	8.40%

16 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Service Shares Janus Henderson Investors US LLC	0.82%[2]	1.63%	0.09%	1.35%
Non-diversified fund that pursues its investment objective by investing primarily in common stocks selected for their growth potential.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.92%	34.96%	16.49%	14.25%
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares[1] Lazard Asset Management, LLC	1.05%[2]	8.60%	2.33%	4.35%
Seeks capital growth.	LVIP American Century International Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.10%[2]	2.46%	3.39%	4.77%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	1.01%[2]	8.52%	7.13%	7.87%
Seeks capital growth.	LVIP American Century Ultra® Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.90%[2]	28.62%	18.01%	16.29%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Service Class Lincoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[2]	9.29%	8.41%	8.01%
Seeks to provide total return.	Macquarie VIP Asset Strategy Series - Service Class Ivy Investment Management Company	0.85%[2]	12.44%	6.56%	5.27%
Seeks capital appreciation.	MFS® Massachusetts Investors Growth Stock Portfolio - Service Class Massachusetts Financial Services Company	0.97%[2]	15.98%	12.16%	12.91%
Seeks capital appreciation.	MFS® New Discovery Series - Service Class Massachusetts Financial Services Company	1.12%[2]	6.44%	4.71%	8.92%
Seeks total return.	MFS® Utilities Series - Service Class Massachusetts Financial Services Company	1.04%[2]	11.34%	5.61%	6.02%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05%[2]	41.73%	11.11%	12.02%

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 17

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[3] Pacific Investment Management Company LLC (PIMCO)	2.37%[2]	3.57%	4.31%	4.25%
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class[3] Pacific Investment Management Company LLC (PIMCO)	1.28%[2]	10.75%	6.03%	5.75%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Advisor Class Pacific Investment Management Company LLC (PIMCO)	0.89%	2.43%	(0.13%)	1.43%
Seeks capital appreciation.	Putnam VT Global Health Care Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.98%	1.43%	7.94%	7.65%
Seeks capital appreciation.	Putnam VT International Equity Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.08%	2.97%	4.88%	4.73%
Seeks long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.88%	23.02%	13.72%	13.50%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.75%[2]	(11.37%)	(4.85%)	(2.03%)

18 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	VanEck VIP Global Gold Fund (Class S Shares) Van Eck Associates Corporation	1.45%[2]	14.41%	5.46%	6.69%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	1.04%	13.20%	2.78%	7.64%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	1.04%	13.21%	2.77%	7.64%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.87%[2]	4.42%	(1.47%)	1.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	0.87%[2]	4.49%	(1.45%)	1.46%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.02%[2]	9.41%	0.49%	3.90%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk U.S. Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.99%	11.70%	1.93%	5.68%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.95%	4.31%	(1.86%)	0.96%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	6.80%	(0.87%)	2.32%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.01%	11.98%	1.11%	5.18%

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 19

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	9.41%	0.18%	3.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.97%	8.72%	0.80%	4.73%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	0.97%	8.71%	0.80%	4.72%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	1.01%	11.00%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	1.01%	10.98%	1.68%	6.13%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.94%	6.41%	(0.45%)	2.98%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 4)[3] Columbia Management Investment Advisers, LLC	0.94%	6.40%	(0.46%)	2.97%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.81%	23.26%	8.22%	13.88%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 3) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.97%[2]	7.83%	1.41%	6.11%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.95%	9.41%	0.44%	2.89%

20 RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.94%	17.15%	3.60%	6.12%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.93%	13.19%	2.05%	4.57%
Seeks long-term capital appreciation.	Wanger Acorn (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn Fund) Columbia Wanger Asset Management, LLC	0.91%[2]	14.18%	(2.57%)	4.58%
Seeks long-term capital appreciation.	Wanger International (on or about June 1, 2025 to be known as Columbia Variable Portfolio - Acorn International Fund) Columbia Wanger Asset Management, LLC	1.08%[2]	(8.25%)	(10.79%)	(0.72%)
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class II Franklin Templeton Fund Adviser, LLC, adviser; Western Asset Management Company, LLC, subadviser.	1.06%	6.70%	1.81%	3.45%
1
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
2
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
3
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
Funds Available Under the Optional Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity – NY — Summary Prospectus 21

This page left blank intentionally

This page left blank intentionally

The prospectus and Statement of Additional Information (SAI) include additional information about the Contract. The prospectus and SAI, dated the same date as this summary prospectus, are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy of the prospectus, SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
USP9077_12_D01_(05/25)
Reports and other information about RiverSource of New York Variable Annuity Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000009778
©2008-2025 RiverSource Life Insurance Company. All rights reserved.